Roth Capital Partners
Investment Conference
February, 2008



SHENGDATECH, INC

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, increasing market and applications for NPCC, acceptance of NPCC by tire industry, our ability to protect intellectual property, government regulations, and cost of raw material. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements

Stock at Glance

Ticker:	SDTH
Price (2/12/08):	$13.92
Market Cap:	$753.0 mil
Revenues (ttm):	$95.2 mil
Net Income (ttm):	$25.4 mil
Diluted Shares Outstanding:	54.3 mil
EPS (ttm):	$0.47
P/E:	29.7

Company Overview

A leading manufacturer of nano precipitated calcium carbonate (NPCC) and specialty chemicals in the PRC.

- Driving innovation in the emerging NPCC industry
- Official name ShengdaTech Inc. effective January 3th, 2007
- Founded in 1993, headquarters in Tai'an City, Shandong Province, China
- 1267 employees total; 748 in the NPCC division; 519 in the chemical division

Investment Highlights

- Leading manufacturer of nano precipitated calcium carbonate (NPCC)
- Breakthrough proprietary technology reduces costs and increases quality
- Expanding high margin NPCC production capacity
- Legacy chemical business generates consistent cash flow
- Strong financial performance

NPCC – makes things better

- Nano-precipitated calcium carbonate
  - Nano = refined to less than .1 micron in size
  - Small size = ability to bind with various materials
  - Smaller than wavelength of visible light
- Functional fillers for high-end products
  - Enhances durability
  - Increases strength
  - Improves heat resistance
  - Provides better stabilization
- Growing range of applications
- Does not require major equipment changes to incorporate in customer production process



Current Applications

Tire manufacturing



- Increased Tear resistance
- Decreased abrasion loss
- Increased tensile strength
- Reduces cost of manufacturing
- Overall performance improved by 10-20%

PVC building materials



- Reduces material costs
- Improves flexibility, tensile strength and durability
- Increases heat resistance of polymer

Paints and coatings



- Reduces pigment costs
- Improves surface uniformity
- Enhances brightness & UV resistance
- Better oil absorption

Paper



- Used as filling and coating for specialty paper
- Improves gloss, whiteness, opacity and intension
- Better printability

Growing Target Markets

	Market Size	Growth Rate to 2010	SDTH Current Market Share	SDTH Current Production	NPCC Market Size*	Current Capacity vs. Market Demand
	MT'000	%	%	MT'000	MT'000	%
Tire	4,000	8-10%	100%	59	600	10%
PVC	8,500	8-10%	28%	48	500	10%
Adhesive/Latex	300	6-8%	32%	13	100	13%
Paints	3,500	6-8%	10%	10	150	7%
Paper	3,000	8-10%	-	-	300	-

*Assuming the penetration rate = 100%
Source: National Bureau of Statistics of China & Roth Capital Research Report on 12/11/06



Cost Benefits of Using NPCC

	Common Fillers	% of NPCC Used	Unit Cost Saved ($/MT)
Tire	Carbon Black	10%	$25 - $30
PVC	Titanium Pigment	5%	$20 - $27
Adhesive	Latex	11 - 15%	$40 - $50
Paints	Titanium Pigment	5 - 8%	$27 - $40
Paper	-	8 - 10%	$27 - $40

NPCC Growth Strategy

- Develop current high growth markets
  - Tire industry
  - PVC building material industry
  - Paper industry
- Develop new applications of NPCC
  - New R&D center in Shanghai
  - Win new customers
- Expand to international markets
  - Begin exporting to South East Asia in second quarter, 2007



Building Long-term Customer Relations

- Proprietary formula for each customer
  - Customized for client's specific needs
  - Creates long-term relationship
- New sales team
  - 35 aggressive sales agents
  - Required to have degree in chemistry
- Sales offices
  - Current locations: Shanghai, Xi'an,
  - New locations: Dongying



Cutting-Edge R&D Initiatives

- New research and development centers
  - Improving existing products
  - Develop proprietary technologies
  - Develop new applications for NPCC
    - Expand plastic market- polyethylene, polypropylene
    - Expand paper market – hired expert in paper manufacturing
    - Aerospace, cosmetics



- Base for training personnel – Beijing, Shanghai
  - 17 R&D professionals: 1 Professor, 1 Senior Engineer, 5 Doctors, 5 Masters, and 1 Bachelor
- Joint development agreements
  - Tsinghua University

New Manufacturing Method Improves Quality, Reduces Cost


Profit
Time
Traditional Method
• Low efficiency
• Unstable grain-size of NPCC
• Low production cost
Ultra Gravity Method
• High production cost
• Complex quality control process
• Developed by Beijing University
Breakthrough Membrane Dispersion Method
• Co-developed with Tsinghua University
• Improved particle size, uniformity and distribution
• Better quality = superior end product
• Reduced product cost
• 20 year patent protection

Cost-Efficient Technology



Old NPCC Factory
(Ultra Gravity Method)
Labor Cost, 7.19%
Test Materials, 0.45%
Accessorial Materials, 1.14%
Packing Materials, 4.12%
Electricity, 17.44%
Water, 4.50%
Depreciation , 4.70%
Manufacturing Expense, 4.83%
Raw Materials (Limestone, anthracite, etc.), 38.90%
Fuel, 16.73%



New NPCC Factory
(Breakthrough Membrane Dispersion Method)
Labor Cost, 3.87%
Test Materials, 0.59%
Accessorial Materials, 2.87%
Packing Materials, 7.46%
Electricity, 16.34%
Water, 1.00%
Depreciation , 8.86%
Manufacturing Expense, 1.74%
Raw Materials (Limestone, anthracite, etc.), 45.32%
Fuel, 11.95%

- COGS reduced 30%
  - Advanced membrane technology
  - New plant located next to high quality limestone quarry

Expanding NPCC Production Capacity

- Expand NPCC production capacity
  - **Phase I of Shengda Industrial Park completed in July, 2006**
    - Located next to highest quality limestone in China
    - Reduces shipping cost
  - **September 2006: 60,000 metric tons**
  - **July 2007: 40,000 metric tons**
  - **March 2008: 60,000 metric tons**
    - **Higher quality stainless steel**
    - **Production life 30 years**
- Largest NPCC supplier in China
- Ability to fulfill large orders

Leading Market Position in NPCC

- Competitive advantages
  - **Largest manufacturer of true NPCC particles in China**
    - The only Chinese company with scaled up production
  - **Advanced membrane technology = better quality product at 5-7% reduced cost**
  - **Strong R&D focus creates new opportunities**
  - **Cheaper labor and material cost compared to international producers**
  - **Only producer of NPCC for the tire industry**



NPCC Competitors

Name	Location	Production Capacity (MT/Year)	Segment Market	Price ($/MT)
Guangdong Enping Jianwei Chemical Co, Ltd.	China	PCC: 90,000 NPCC: 10,000	Electrical wire and cable	$161- $198
Shanghai Perfection Co. Ltd.	China	unknown	Rubber, Plastics and Printing ink	$223- $297
Anhui Chaodong Nanomaterials Co, Ltd	China	NPCC: 10,000	Paints and Coatings, Plastics	$371
Shiraishi Calcium Kaisha, Ltd.	Japan	unknown	Paints and Coatings, Printing ink	$496- $620

Established Chemical Business

- Leader in Northern China
- Regional business
- Direct sales to farmers and factories
- Cash based business



Ammonium Bicarbonate

- Used for nitrogenous fertilizer
- China uses about 1/3 of the world's total consumption about of which 70% is nitrogenous

Liquid Ammonia

- Used for manufacturing of refrigerant and pesticides

Methanol

- Used for formaldehyde, fuel in chemical industry, pharmaceutical industry, light and textile industry
- Clean alternative to fossil fuel

Melamine

- Environmentally friendly adhesive

Management

- Mr. Xiangzhi Chen – Chairman and CEO
  - Founded Shandong Shengda Technology Group in 1993
  - Purchased state owned chemical business in 2000
  - Took the chemical business from bankruptcy to a $59 million company with no debt
- Ms. Anhui Guo – CFO
  - Joined company in 1993. Ms. Guo has an accounting degree from Taishan College and completed graduate work in Finance at Tsinghua University
- Mr. Xukui Chen – President of Shandong Bangsheng Chemical Co., Ltd
  - Has served as President of Shandong Bangsheng Chemical Co, Ltd. Mr. Chen previous was previously Director of R&D of Shandong Shengda Chemicals Co., Ltd.
- Mr. Zhaowei Ma – President of Shaanxi Haize Nanomaterials Co., Ltd
  - Joined company in 1998. Mr. Ma was previously Vice Factory Director of Xintai Enameled Wire Company

Revenue Growth



3 Yr CAGR 33.7%
$30.38
$50.62
$58.60
$72.60
$72.03
2003
2004
2005
2006
9 mos 07

$ Millions

Revenue by Segment


$8.2
$22.2
$13.3
$37.3
$14.6
$44.0
$22.0
$50.6
$32.9
$39.1
2003
2004
2005
2006
9 mos 07
$ Millions
Chemical
NPCC

NPCC & Chemical Revenue by Application Q3 2007



NPCC
5.2%
8.5%
3.2%
37.1%
46.0%
PVC
Tires
Printing ink
Paints
Adhesives / Latex



Chemical
18.6%
0.0%
28.0%
17.1%
36.2%
Ammonium bicarbonate
Liquid ammonia
Melamine
Methanol
Ammonia

Increasing Gross Profit & Margins



3 yr CAGR 51.8%
$30
$20
$10
$0
40%
30%
20%
10%
0%
$6.1
$14.0
$18.5
$21.4
$24.3
20.1%
27.6%
31.7%
29.4%
33.7%
2003
2004
2005
2006
9 mos 07
$ Millions
Gross Profit
Gross Margin

Increasing Net Income & Profit Margin


3 Yr. CAGR 91.6%
$30
$20
$10
$0
30%
20%
10%
0%
8.2%
14.6%
27.2%
24.1%
26.8%
$2.5
$7.4
$16.0
$17.5
$19.3
2003
2004
2005
2006
9 mos 07
$ Millions
Net Profit
Profit Margin

2007 Guidance

	Year End 2006	Year End 2007 Estimate	% Growth
Revenue	$72.6 million	$96- $98 million	32.2% - 35.0%
Net Income	$17.5 million	$23.0 - $24.4 million	31.2% - 36.9%
EPS	$0.34	$0.43 - $0.45	26.2% - 33.9%

Balance Sheet Highlights

	Sep. 30 2007 ($000)	Dec. 31 2006 ($000)
Cash	$41,080	$34,684
Current Assets	52,104	43,456
Current Liabilities	13,201	9,900
Debt	0	0
Working Capital	39,610	33,556
Shareholder's Equity	78,912	57,129

Investment Summary

- Leadership position in rapidly expanding NPCC industry
  - Provides revenue growth and strong margins
  - Proprietary technology offers strong competitive advantage
  - Significantly expanding manufacturing capacity
  - Expanding market opportunities
- Strong cash flow generated by chemical business
- Seasoned management team with track record of leadership and execution